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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 3, 2004


                             VA SOFTWARE CORPORATION
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             (Exact name of Registrant as specified in its charter)


            Delaware                    0000-28369              77-0399299
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                              46939 Bayside Parkway
                            Fremont, California 94538
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          (Address, including zip code, of principal executive offices)


               Registrant's telephone number, including area code:

                                 (510) 687-7000

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          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         The Audit Committee of the Board of Directors of VA Software Corporation ("VA Software" or the "Company") periodically considers the selection of the Company's independent registered public accounting firm. On June 3, 2004, after an evaluation process that included the receipt of proposals from several independent registered public accounting firms, VA Software's Audit Committee appointed BDO Seidman, LLP ("BDO"), subject to the completion of BDO's normal client acceptance procedures, as VA Software's independent registered public accounting firm for the Company's fiscal year ending July 31, 2004, and dismissed PricewaterhouseCoopers LLP ("PwC"), with such dismissal to be effective upon the completion of services related to the Company's consolidated financial statements for the third quarter ended April 30, 2004.

         PwC's reports on VA Software's consolidated financial statements for each of the fiscal years ended July 27, 2002 and July 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended July 27, 2002 and July 31, 2003 and through June 3, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with its report on VA Software's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. A letter from PwC is attached hereto as Exhibit 16.1.

         During VA Software's two most recent fiscal years ended July 27, 2002 and July 31, 2003, and through June 3, 2004, VA Software has not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on VA Software's consolidated financial statements and BDO did not provide a written report to VA Software or oral advice that BDO concluded was an important factor considered by VA Software in reaching a decision as to accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.
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               16.1      Letter   from   PricewaterhouseCoopers   LLP   to   the
                         Securities and Exchange Commission dated June 10, 2004, regarding change in independent public accountant


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VA SOFTWARE CORPORATION.
                               a Delaware corporation


Dated: June 10, 2004           By:  /s/ Kathleen R. McElwee
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                                    Kathleen R. McElwee
                                    Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

 Exhibit
  Number                                   Description
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16.1           Letter from PricewaterhouseCoopers LLP to the Securities Exchange
               Commission dated June 10, 2004 regarding change in independent public accountants



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